      As filed with the Securities and Exchange Commission on July 25, 2001
                                                      REGISTRATION NO. 333-46154
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------
                                    eBay Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                       7389                       77-0430924
(State of incorporation)    (Primary standard industrial      (I.R.S. employer
                            classification code number)      identification no.)
                               ------------------
                              2145 HAMILTON AVENUE
                           SAN JOSE, CALIFORNIA 95125
                                 (408) 558-7400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------
                               MICHAEL R. JACOBSON
          VICE PRESIDENT, LEGAL AFFAIRS, GENERAL COUNSEL AND SECRETARY
                              2145 HAMILTON AVENUE
                           SAN JOSE, CALIFORNIA 95125
                                 (408) 558-7400
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ------------------
                                   COPIES TO:

                               Kenneth L. Guernsey
                               Michael J. Sullivan
                                 Erin A. Sawyer
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                             San Francisco, CA 94111
                                 (415) 693-2000
                               ------------------

       TERMINATION OF OFFERING AND REMOVAL OF SECURITIES FROM REGISTRATION

        Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on September 19, 2000 (Registration No. 333-46154), the Registrant hereby removes from registration 611,161 shares of its Common Stock.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on July 25, 2001.

                                              /s/ MICHAEL R. JACOBSON
                                              ----------------------------------
                                              Michael R. Jacobson
                                              Vice President, Legal Affairs,
                                              General Counsel and Secretary

           SIGNATURE                              TITLE                             DATE
           ---------                              -----                             ----
                                     President, Chief Executive Officer         July 25, 2001
                                     and Director (Principal Executive
/S/ MARGARET C. WHITMAN   *          Officer)
--------------------------------
Margaret C. Whitman

                                     Senior Vice President, Chief               July 25, 2001
                                     Financial Officer (Principal
/S/ RAJIV DUTTA                      Financial Officer)
--------------------------------
Rajiv Dutta

                                     Vice President, Finance and Chief          July 25, 2001
                                     Accounting Officer (Principal
/S/ MARK J. RUBASH                   Accounting Officer)
--------------------------------
Mark J. Rubash

                                     Chairman of the Board of Directors         July 25, 2001
/S/ PIERRE M. OMIDYAR     *
--------------------------------
Pierre M. Omidyar

                                     Director                                   July 25, 2001
/S/ PHILIPPE BOURGUIGNON  *
--------------------------------
Philippe Bourguignon

                                     Director                                   July 25, 2001
/S/ SCOTT D. COOK         *
--------------------------------
Scott D. Cook

                                     Director                                   July 25, 2001
/S/ ROBERT C. KAGLE       *
--------------------------------
Robert C. Kagle

                                     Director                                   July 25, 2001
/S/ DAWN G. LEPORE        *
--------------------------------
Dawn G. Lepore

                                     Director                                   July 25, 2001
/S/ HOWARD D. SCHULTZ     *
--------------------------------
Howard D. Schultz


*/S/ MICHAEL R. JACOBSON                                                        July 25, 2001
--------------------------------
Michael R. Jacobson
Attorney-in-fact